UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00749

STONEBRIDGE FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Richard C. Barrett, President Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-639-3935

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 - April 30, 2007

Item 1.    Reports to Stockholders.

SEMI-Annual Report

For The Six Months Ended

April 30, 2007

LETTER TO SHAREHOLDERS

May 15, 2007

OVERVIEW

Stronger than expected earnings growth from Corporate America continues to drive many U.S. stock indices to record levels. As we compose this letter, the only two major indices still below their 2000 record levels are the Nasdaq (still down nearly 50% from its March 2000 high) and the S&P 500 (slightly below its 2000 high). Further explanation of the strength in equities can be attributed to the persistent merger and acquisition activity as premiums paid by corporations and private equity firms drive the valuations of industry peers higher. And lastly, the supply of stock available for purchase on an aggregate basis keeps shrinking as corporations continue to purchase their own stock at record levels.

Earnings growth for the S&P 500 companies maintained its double-digit pace during the second half of calendar year 2006 much to the surprise of Wall Street analysts. Despite only modest revenue growth, corporations generated moderate productivity growth and kept the growth in other employee benefits to a minimum. Salary and wages did grow at an accelerating level, though not quickly enough to offset the savings from the reduction of overall benefits. Most importantly, sales and earnings translated back from foreign subsidiaries significantly aided profit growth as the U.S. Dollar remains weak relative to the Euro Dollar and the Pound Sterling.

Merger and acquisition (M&A) activity during the last six months continued at a torrid pace. With cheap financing still available (inverted yield curve and low spreads), private equity firms are performing bigger and bigger deals. In addition, industry consolidation remains in vogue as companies continue to squeeze out costs by integrating their peers into larger, more diversified and efficient platforms. As long as financing remains relatively inexpensive, this trend of M&A activity should persist.

In similar fashion, some companies have performed their own balance sheet restructuring by taking their pristine balance sheet and adding some debt! There have been numerous companies that have floated new debt (again, at very attractive levels) and used the proceeds to buy back significant amounts of their outstanding shares. In addition, corporations as a whole continue to generate record levels of cash flow from their operations and use these monies to reduce the number of shares outstanding in the marketplace. This phenomenon has contributed to the higher than predicted level of earnings per share growth as the net income of these companies is being divided by fewer shares outstanding. These circumstances combined with private equity deals and a tempered initial public offering (IPO) market has reduced the publicly available supply of stock to be purchased by investors. In circular fashion, this reduction of available supply relative to increasing demand drives the markets even higher as momentum builds from price appreciation.

While these market dynamics sound like a win-win situation for investors, one must also assess the current health of the U.S. economy. And that picture is less clear. As mentioned in previous letters to our shareholders over the last two years, we have been apprehensive with regard to the outlook for consumer spending. Our concerned viewpoint appears to have been warranted as recent retail same store sales growth has been anemic at best. Should the housing market continue to slow and increasingly tight lending standards persist, we don’t see any resurgence in consumer spending this year. Further, energy prices remain at very elevated levels which have a direct impact on discretionary spending growth. Given these higher energy prices and potentially rising food prices (corn), the Federal Reserve may be unable to loosen its monetary policy for fear of stoking inflation.

We have already seen evidence that consumers are unable to tap into their home equity in the same manner as they have over the last few years. The aggregate amount of equity withdrawal from equity loans has decreased dramatically in the last twelve months as home prices have stagnated and even fallen in some markets. Further, the rate of foreclosure is increasing and lenders are no longer willing to grant sizeable home equity loans unless the overall loan to value is conservative. This stricter lending environment combined with high prices at the pump doesn’t leave a lot of room for the expansion of consumer spending.

These broad economic issues are somewhat reflected in the equity markets, although economists on Wall Street continue to reduce their estimates of economic growth for the first half of 2007. Rather, it’s for the second half of 2007 where there seems to be less of a consensus. Some economists expect more of the same, some expect recession, while others believe a resurgence of economic growth will occur. We believe the outcome will likely be somewhere between the dire estimates of 2% growth and the optimistic estimates of 4% growth. The key economic variable for the second half of the year will likely be whether corporations remain confident enough to rebuild their levels of inventory.

Performance by economic sector was fairly broad during the last six months. The sectors that lagged were the financials (inverted yield curve) and consumer discretionary (soft consumer spending). The sectors that outperformed were energy, materials and utilities. The Funds took advantage of the surge in the energy sector by overweighting the sector in mid-January. Further, our continued significant underweighting in consumer discretionary stocks helped preserve the gains in the rest of the portfolio.

Looking ahead, we continue to believe that the demographic trends will continue to favor the financial and healthcare sectors over the foreseeable future. As such, we remain equal to overweighted in these sectors relative to our benchmarks since the growth prospects and valuations remain attractive. Within healthcare, we have broad-based exposure to technologically advanced medical products such as replacement joints, investments in companies that manufacturer advanced diagnostic tools as well as investments in biotech, niche-based pharmaceuticals and technologically advanced cellular development companies. In the financial area, we remain wary of interest-sensitive financial companies in this inverted/ flat yield curve environment and remain defensive by owning high-quality, feebased and niche-focused companies. Lastly, we remain optimistic regarding our technology exposure as corporate spending for productive software increasingly remains in high demand.

STONEBRIDGE SMALL-CAP GROWTH FUND

For the period between October 31, 2006 and April 30, 2007, the Stonebridge Small-Cap Growth Fund returned 12.31%, far ahead of the Russell 2000 Growth Index return of 7.43%.

As mentioned earlier, the portfolio was underexposed to consumer discretionary stocks and only owned high-end consumer companies within the sector. One relatively new investment, Morgans Hotel Group, fits such criteria and has performed extremely well in such a poor environment for consumer stocks because of its niche focus. Our large healthcare exposure also performed well during the last six months with investments in Given Imaging and Symmetry Medical enhancing returns. Lastly, M&A activity in Aeroflex and Kronos helped boost our relative returns.

Small-Cap Growth Fund Sector Allocation

as a Percent of Net Assets

as of April 30, 2007

STONEBRIDGE SMALL-CAP GROWTH - INSTITUTIONAL FUND

For the period between October 31, 2006 and April 30, 2007 (the reporting period for this shareholder letter), the return to shareholders was 7.04%. For the period between February 28, 2007 and April 30, 2007, the Stonebridge Small-Cap Growth Institutional Fund posted a return of 4.52%, higher than the 3.52% return of the Russell 2000 Growth Index. Now, that the fund has converted to a small-cap growth strategy, the latter performance is most relevant for comparative purposes.

Performance since February 28th, 2007 can be attributed to the same explanation as given for the Stonebridge Small-Cap Growth Fund.

Going forward, we remain heavily committed to healthcare as an area of high growth with niche products that should grow irrespective of the overall economy. We also continue to find interesting technology investments, both in software and semiconductors. Most recently, we have added Intermec and FormFactor to the portfolio.

SMALL-CAP GROWTH - INSTITUTIONAL FUND

SECTOR ALLOCATION AS A

PERCENT OF NET ASSETS

AS OF APRIL 30, 2007

CONCLUSION

As mentioned earlier, we remain cautiously optimistic regarding the U.S. economy and expect economic growth to moderately accelerate as we head into the second half of 2007. Employment levels remain strong and so the consumer should contribute to economic growth. However, interest rates, energy prices and the housing market will each be extremely important data points to watch. A drastic shift in any of these macroeconomic levers will likely influence the equity market and our outlook. We have positioned the portfolios to minimize our exposure to lackluster consumer spending and have placed more emphasis on areas with solid, long-term growth prospects such as healthcare, financials and technology.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

DEFINITION OF INDICES

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell 2000 Growth Index (Russell 2000 G) is an unmanaged index, that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

STATEMENT OF INVESTMENTS

APRIL 30, 2007 (UNAUDITED) SMALL-CAP GROWTH - INSTITUTIONAL FUND(1)

		Market
	Shares	Value
COMMON STOCKS - (99.86%)
COMMUNICATIONS (5.89%)
Internet - (3.40%)
Avocent Corp.**	26,000	$728,260

Telecommunications (2.49%)
Lanoptics Ltd.**	40,000	532,000

TOTAL COMMUNICATIONS		1,260,260

CONSUMER, CYCLICAL (10.93%)
Entertainment (2.67%)
DreamWorks Animation SKG, Inc.**	19,500	570,960

Lodging (3.11%)
Morgans Hotel Group Co.**	30,000	664,500

Retail (5.15%)
Bebe Stores, Inc.	25,000	437,500
Ruth’s Chris Steak House **	33,500	664,975
		1,102,475
TOTAL CONSUMER, CYCLICAL		2,337,935

CONSUMER, NON-CYCLICAL (31.64%)
Biotechnology (9.75%)
Charles River Laboratories International, Inc.**	13,000	615,680
Lifecell Corp.**	30,000	882,000
Vical, Inc. **	120,000	588,000
		2,085,680

Healthcare-Products (15.63%)
Given Imaging Ltd.**	26,000	636,740
Kyphon, Inc.**	15,500	722,455
Neurometrix, Inc.**	52,000	526,240
Symmetry Medical, Inc.**	45,000	764,550
Ventana Medical Systems, Inc.**	14,250	692,407
		3,342,392

Household-Products/Wares (3.00%)
The Scotts Miracle-Gro Co.	14,250	640,823

Pharmaceutical (3.26%)
Axcan Pharma, Inc.**	40,000	696,400
TOTAL CONSUMER, NON-CYCLICAL		6,765,295

		Market
	Shares	Value
COMMON STOCKS - (Continued)
ENERGY (8.60%)
Oil & Gas (5.97%)
Bronco Drilling Co., Inc.**	40,000	$723,200
Houston Exploration Co.**	10,000	553,700
		1,276,900

Oil & Gas Services (2.63%)
Superior Energy Services**	15,500	563,115
TOTAL ENERGY		1,840,015

FINANCIAL (17.26%)
Banks (8.84%)
Boston Private Financial Holdings, Inc.	23,250	646,582
Nara Bancorp, Inc.	35,000	577,850
SVB Financial Group **	13,000	665,860
		1,890,292

Insurance (8.42%)
Arthur J Gallagher & Co.	21,500	601,140
The PMI Group, Inc.	12,000	581,640
Stancorp Financial Group, Inc.	13,000	618,800
		1,801,580
TOTAL FINANCIAL		3,691,872

INDUSTRIAL (15.43%)
Electrical Components & Equipment (4.45%)
American Superconductor Corp. **	29,000	418,760
Power-One, Inc.**	125,000	532,500
		951,260

Electronics (5.81%)
American Science & Engineering, Inc.**	12,000	564,000
Intelli-Check, Inc.**	95,000	679,250
		1,243,250

Environmental Control (2.04%)
Calgon Carbon Corp. **	55,000	435,050

Machinery-Diversified (3.13%)
Intermec, Inc. **	30,000	669,900
TOTAL INDUSTRIAL		3,299,460

		Market
	Shares	Value
COMMON STOCKS - (Continued)
TECHNOLOGY (10.11%)
Semiconductors (4.92%)
Formfactor, Inc.**	10,000	$412,900
Veeco Instruments, Inc.**	35,000	639,800
		1,052,700

Software (5.19%)
Cognos, Inc.**	15,000	646,650
Nuance Communications, Inc.**	30,000	462,300
		1,108,950
TOTAL TECHNOLOGY		2,161,650

TOTAL COMMON STOCKS
(Cost $20,302,070)		$21,356,487

		Market
	Shares	Value
MUTUAL FUNDS (0.14%)
FifthThird U.S.Treasury Money Market Fund	29,326	$29,326
TOTAL MUTUAL FUNDS (Cost $29,326)

TOTAL INVESTMENTS - (100.00%)		$21,385,813
(Cost $20,331,396)
LIABILITIES IN EXCESS OF OTHERASSETS - (-0.00%)(2)		(336)
NET ASSETS - (100.00%)		$21,385,477

**           Non Income Producing Security

(1)           Formerly named Stonebridge Growth Fund

(2)           Less than .005%

The accompanying notes to financial statements are an integral part of the financial statements.

Statement of inveStmentS
apriL 30, 2007 (UnaUdited)	SmaLL-cap Growth FUND

		Market
	Shares	Value
COMMON STOCKS - (99.48%)
COMMUNICATIONS (5.73%)
Internet - (3.35%)
Avocent Corp.**	10,000	$280,100

Telecommunications (2.38%)
Lanoptics Ltd.**	15,000	199,500
TOTAL COMMUNICATIONS		479,600

CONSUMER, CYCLICAL (10.98%)
Entertainment (2.62%)
DreamWorks Animation SKG, Inc.**	7,500	219,600

Lodging (3.18%)
Morgans Hotel Group Co.**	12,000	265,800

Retail (5.18%)
Bebe Stores, Inc.	10,000	175,000
Ruth’s Chris Steak House **	13,000	258,050
		433,050
TOTAL CONSUMER, CYCLICAL		918,450

CONSUMER, NON-CYCLICAL (31.91%)
Biotechnology (9.99%)
Charles River Laboratories International, Inc.**	5,000	236,800
Lifecell Corp.**	12,500	367,500
Vical, Inc.**	47,300	231,770
		836,070

Healthcare - Products (15.43%)
Given Imaging Ltd.**	10,000	244,900
Kyphon, Inc.**	6,000	279,660
Neurometrix, Inc.**	20,000	202,400
Symmetry Medical, Inc.**	17,500	297,325
Ventana Medical Systems, Inc.**	5,500	267,245
		1,291,530

Household-Products/Wares (2.95%)
The Scotts Miracle-Gro Co.	5,500	247,335

Pharmaceutical (3.54%)
Axcan Pharma, Inc.**	17,000	295,970
TOTAL CONSUMER, NON-CYCLICAL		2,670,905

		Market
	Shares	Value
COMMON STOCKS - (Continued)
ENERGY (8.49%)
Oil & Gas (5.89%)
Bronco Drilling Co., Inc.**	15,000	$271,200
Houston Exploration Co.**	4,000	221,480
		492,680

Oil & Gas Services (2.60%)
Superior Energy Services**	6,000	217,980

TOTAL ENERGY		710,660

FINANCIAL (17.13%)
Banks (9.01%)
Boston Private Financial Holdings, Inc.	9,000	250,290
Nara Bancorp, Inc.	15,000	247,650
SVB Financial Group **	5,000	256,100
		754,040

Insurance (8.12%)
Arthur J Gallagher & Co.	8,000	223,680
The PMI Group, Inc.	4,500	218,115
Stancorp Financial Group, Inc.	5,000	238,000
		679,795
TOTAL FINANCIAL		1,433,835

INDUSTRIAL (15.24%)
Electrical Components & Equipment (4.37%)
American Superconductor Corp.**	11,000	158,840
Power-One, Inc.**	48,500	206,610
		365,450

Electronics (5.69%)
American Science & Engineering, Inc. **	4,500	211,500
Intelli-Check, Inc.**	37,000	264,550
		476,050

Environmental Control (1.98%)
Calgon Carbon Corp.**	21,000	166,110
Machinery-Diversified (3.20%)
Intermec, Inc. **	12,000	267,960
TOTAL INDUSTRIAL		1,275,570

		Market
	Shares	Value
COMMON STOCKS - (Continued)
TECHNOLOGY (10.00%)
Semiconductors (4.92%)
Formfactor, Inc.**	4,000	$165,160
Veeco Instruments, Inc.**	13,500	246,780
		411,940

Software (5.08%)
Cognos, Inc.**	5,750	247,883
Nuance Communications, Inc.**	11,500	177,215
		425,098
TOTAL TECHNOLOGY		837,038

TOTAL COMMON STOCKS (Cost $6,852,616)		8,326,058

		Market
	Shares	Value
MUTUAL FUNDS (0.92%)
Fifth Third U.S. Treasury Money Market Fund	76,760	$76,760
TOTAL MUTUAL FUNDS (Cost $76,760)		76,760

TOTAL INVESTMENTS - (100.40%) (Cost $6,929,376)		$8,402,818
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.40%)		(33,275)
NET ASSETS (100.00%)		$8,369,543

**   Non Income Producing Security

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007 (UNAUDITED)

	Small-Cap Growth	Small-Cap
	Institutional Fund(1)	Growth Fund
ASSETS:
Investments, at value (Cost-see below)	$21,385,813	$8,402,818
Dividends and interest receivable	3,521	1,505
Receivable for investments sold	85,769	—
Receivable for fund shares subscribed	500	250
Receivable for reimbursement	—	7,487
Prepaid and other assets	14,274	13,658

TOTAL ASSETS	21,489,877	8,425,718

LIABILITIES:
Payable to custodian	11,150	—
Payable for investments purchased	—	33,664
Payable for fund shares redeemed	22,478	—
Accrued investment advisory fee	13,252	5,767
Accrued administration fee	8,845	8,930
Accrued trustee fee	15,561	3,720
Accrued expenses	33,114	4,094

TOTAL LIABILITIES	104,400	56,175

NET ASSETS	$21,385,477	$8,369,543

COMPOSITION OF NET ASSETS:
Capital Stock ($1.00 par value)	$2,009,101	$689,920
Paid-in-capital	17,511,713	5,162,316
Accumulated net investment loss	(126,985)	(70,592)
Accumulated net realized gain on investments	937,231	1,114,457
Net unrealized appreciation in value of investments	1,054,417	1,473,442

NET ASSETS	$21,385,477	$8,369,543

NET ASSET VALUE PER SHARE:
Net Assets	$21,385,477	$8,369,543
Shares outstanding	2,009,101	689,920
Net asset value and redemption price per share	$10.64	$12.13

COST OF INVESTMENTS	$20,331,396	$6,929,376

(1) Formerly named Stonebridge Growth Fund.

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

	Small-Cap Growth	Small-Cap
	Institutional Fund(1)	Growth Fund
INCOME:
Dividends	$131,618	$36,155
Interest	8,545	3,461

TOTALINCOME	140,163	39,616

EXPENSES:
Investment advisory fees	79,147	36,396
Administration fees	26,788	26,788
Transfer agent fees	50,680	13,756
Fund accounting fees and expenses	17,195	11,765
Custodian fees	5,780	2,896
Legal fees	25,340	7,964
Printing fees	7,783	2,715
Registration fees	4,163	3,620
Audit fees	9,852	4,434
Trustee fees and expenses	20,634	5,430
Proxy voting fees	3,077	905
Insurance	14,661	5,973
Other	2,048	543
TOTAL EXPENSES	267,148	123,185
Advisory Waiver	—	(12,977)
NET EXPENSES	267,148	110,208

NET INVESTMENT LOSS	(126,985)	(70,592)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	5,203,031	1,114,457
Unrealized depreciation of investments
Beginning of year	4,669,425	1,580,768
End of year	1,054,417	1,473,442

Change in net unrealized depreciation of investments	(3,615,008)	(107,326)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,588,023	1,007,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,461,038	$936,539

(1) Formerly named Stonebridge Growth Fund.

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SMALL-CAP GROWTH - INSTITUTIONAL FUND(1)

		Year Ended
	Six Months Ended	October 31,
	April 30, 2007	2006
	(Unaudited)
OPERATIONS:
Net investment loss	$(126,985)	$(128,469)
Net realized gain/(loss) on investments	5,203,031	(12,243)
Change in net unrealized appreciation/(depreciation) of investments	(3,615,008)	2,142,799

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,461,038	2,002,087

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions	(1,141,470)	(2,156,482)

NET INCREASE/(DECREASE) IN NET ASSETS	319,568	(154,395)

NET ASSETS:
Beginning of period	21,065,909	21,220,304

End of period*	$21,385,477	$21,065,909

*Includes accumulated net investment (loss) of:	$(126,985)	—

(1) Formerly named Stonebridge Growth Fund.

The accompanying notes to financial statements are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SMALL-CAP GROWTH FUND

		Year Ended
	Six Months Ended	October 31,
	April 30, 2007	2006
	(Unaudited)
OPERATIONS:
Net investment loss	$(70,592)	$(168,642)
Net realized gain on investments	1,114,457	235,490
Change in net unrealized appreciation/(depreciation) of investments	(107,326)	886,225

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	936,539	953,073

DISTRIBUTIONS TO SHAREHOLDERS
Capital Gains	(235,485)	(998,050)
Total distributions to shareholders	(235,485)	(998,050)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets derived from beneficial interest transactions	32,442	462,213

NET INCREASE IN NET ASSETS	733,496	417,236

NET ASSETS:
Beginning of period	7,636,047	7,218,811

End of period*	$8,369,543	$7,636,047

* Includes accumulated net investment (loss) of:	$(70,592)	—

The accompanying notes to financial statements are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

SMALL-CAP GROWTH - INSTITUTIONAL FUND(1)

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Periods Indicated:

	Six Months Ended		Years Ended October 31,
	April 30, 2007(2)		2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of year	$9.94		$9.03	$8.57	$7.89	$6.49	$9.11

Income from Investment Operations:
Net investment income/(loss)	(0.06)		(0.06)	(0.03)	(0.06)	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	0.76		0.97	0.49	0.74	1.44	(1.78)
Total income/(loss) from investment operations	0.70		0.91	0.46	0.68	1.41	(1.77)

Distributions to shareholders:
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gain on investments	0.00		0.00	0.00	0.00	0.00	(0.85)
Total dividends and distributions to shareholders	0.00		0.00	0.00	0.00	(0.01)	(0.85)
Net asset value, end of year	$10.64		$9.94	$9.03	$8.57	$7.89	$6.49
Total Return	7.04	%*	10.08%	5.37%	8.62%	21.69%	(21.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$21,385		$21,066	$21,220	$21,892	$21,766	$19,062
Ratio of operating expenses to average net assets	2.53	%**	2.63%	2.22%	2.09%	2.10%	1.50%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	2.53	%**	2.73%	2.56%	2.34%	2.35%	2.16%
Ratio of net investment income/(loss) to average net assets	(1.20	)%**	(0.61)%	(0.29)%	(0.72)%	(0.46)%	0.08%
Ratio of net investment (loss) to average net assets before fee waivers and subsidy reimbursements	(1.20	)%**	(0.71)%	(0.63)%	(0.97)%	(0.71)%	(0.58)%
Portfolio turnover rate***	121.08%		67.30%	39.29%	63.80%	109.16%	50.18%

(1)             Formerly named Stonebridge Growth Fund.

(2)             Unaudited.

*                    Total return not annualized for periods of less than one full year.

**             Annualized.

***      A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2007 were $25,438,040 and $26,725,572, respectively.

The accompanying notes to the financial statements are an integral part of the financial statements.

SMALL-CAP GROWTH FUND

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Periods Indicated:

	Six Months Ended		Years Ended October 31,
	April 30, 2007(2)		2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of year	$11.13		$11.42	$10.18	$9.12	$6.49	$7.96
Income from Investment Operations:
Net investment income/(loss)	(0.10)		(0.25)	(0.27)	(0.26)	(0.19)	(0.18)
Net realized and unrealized gain/(loss) on investments	1.45		1.60	1.51	1.32	2.82	1.29
Total income/(loss) from investment operations	1.35		1.35	1.24	1.06	2.63	(1.47)

Distributions to shareholders:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain on investments	(0.35)		(1.64)	0.00	0.00	0.00	0.00
Total dividends and distributions to shareholders	(0.35)		(1.64)	0.00	0.00	0.00	0.00
Net asset value, end of year	$12.13		$11.13	$11.42	$10.18	$9.12	$6.49
Total Return	12.31	%*	14.11%	12.18%	11.62%	40.52%	(18.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$8,370		$7,636	$7,219	$6,491	$6,578	$5,188

Ratio of operating expenses to average net assets	2.76	%**	2.94%	2.90%	2.94%	3.11%	2.90%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	3.09	%**	3.70%	3.68%	3.44%	3.61%	3.71%
Ratio of net investment income/(loss) to average net assets	(1.76	)%**	(2.32)%	(2.39)%	(2.52)%	(2.43)%	(2.24)%
Ratio of net investment (loss) to average net assets before fee waivers and subsidy reimbursements	(2.09	)%**	(3.08)%	(2.39)%	(3.02)%	(2.93)%	(3.05)%
Portfolio turnover rate***	46.09%		120.94%	116.17%	84.33%	177.13%	55.79%

(1)             Formerly named Stonebridge Growth Fund.

(2)             Unaudited.

*                    Total return not annualized for periods of less than one full year.

**             Annualized.

***      A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.  Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2007 were $25,438,040 and $26,725,572, respectively.

The accompanying notes to the financial statements are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2007

1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Small-Cap Growth - Institutional Fund (formerly the Stonebridge Growth Fund) and the Stonebridge Small- Cap Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Small-Cap Growth - Institutional Fund, also referred to as the Institutional Fund, and the Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seek long-term growth of capital, with the production of short-term income as a secondary objective, through investing primarily in common stocks which appear to have good prospects for superior earnings growth, and investing at least 80% of the Fund’s assets in companies with smaller market capitalizations (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates NAV, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained. Management of the Trust is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements, if any.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management of the Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Allocation of Expense — Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

3. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

Unrealized Appreciation and Depreciation on Investments (Tax Basis):

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities, at October 31, 2006 were as follows:

	Stonebridge	Stonebridge
	Institutional Fund(1)	Small-Cap Fund
Gross appreciation (excess of value over tax cost)	$4,716,698	$1,627,389
Gross depreciation (excess of tax cost over value)	(47,757)	(46,621)
Net unrealized appreciation/(depreciation)	4,668,941	1,580,768
Cost of investments for income tax purposes	$16,403,258	$6,053,243

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(1)   Formerly named Stonebridge Growth Fund

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the year ended October 31, 2006 and the year ended October 31, 2005 was as follows:

	Stonebridge Institutional Fund (1)		Stonebridge Small-Cap Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31, 2006	Oct. 31, 2005	Oct. 31, 2006	Oct. 31, 2005
Distributions paid from:
Ordinary Income	$0	$0	$0	$0
Short-Term Capital Gain	$0	$0	$334,691	$0
Long-Term Capital Gain	$0	$0	$663,359	$0
Total	$0	$0	$998,050	$0

At October 31, 2006, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring	Stonebridge Institutional Fund (1)	Stonebridge Small-Cap Fund
2010	$(4,253,557)	$0
2014	(11,759)	$0
Total	$(4,265,316)	$0

Components of Net Assets (Tax Basis):

As of October 31, 2006, the components of net assets on a tax basis were:

	Stonebridge	Stonebridge
	Institutional Fund (1)	Small-Cap Fund
Accumulated net realized gain on investments	(4,265,316)	235,485
Net unrealized appreciation of investments	$4,668,941	$1,580,768
Total	$403,625	$1,816,253

(1)   Formerly named Stonebridge Growth Fund

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the period ended October 31, 2006, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Stonebridge Institutional Fund(1)

		Accumulated	Paid in
	Undistributed Net	Capital	Capital
	Investment Income	Gains/(Losses)	(PIC)

Increase/(Decrease)	128,469	—	(128,469)
Included in the amounts reclassified was a net operating loss offset to PIC of:			$128,469

Stonebridge Small-Cap Fund

		Accumulated	Paid in
	Undistributed Net	Capital	Capital
	Investment Income	Gains/(Losses)	(PIC)

Increase/(Decrease)	168,642	—	(168,642)
Included in the amounts reclassified was a net operating loss offset to PIC of:			$168,642

4. SHARES OF BENEFICIAL INTEREST:

As of April 30, 2007, there were indefinite numbers of $1.00 par value shares of beneficial interest for each Series. Transactions in shares of beneficial interest for the six months ended April 30, 2007 and the year ended October 31, 2006, were as follows:

	STONEBRIDGE
	INSTITUTIONAL FUND(1)
	For the Six Months		For the Year
	Ended April 30, 2007		Ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares Sold	3 ,201	$33,092	50,046	$140,831
Share Issued in Reinvestment of Dividends	—	—	—	—
Total	3 ,201	33,092	50,046	140,831
Less Shares Redeemed	(113,961)	(1,174,562)	(244,725)	(2,297,313)
Net Decrease	(110,760)	$(1,141,470)	(229,679)	$(2,156,482)

(1) Formerly named Stonebridge Growth Fund

	STONEBRIDGE SMALL-CAP FUND
	For the Six Months		For the Year
	Ended April 30, 2007		Ended October 31, 20065
	Shares	Amount	Shares	Amount
Shares Sold	14,975	$166,797	31,124	$339,136
Share Issued in Reinvestment of Dividends	21,173	240,660	102,668	985,612
Total	36,148	407,457	133,792	1,324,748
Less Shares Redeemed	(32,449)	(375,015)	(79,700)	(862,535)
Net Increase	3,699	$32,442	54,092	$462,213

5. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 0.75% of the average daily net assets of the Institutional Fund and the Small-Cap Fund, respectively. Before February 28, 2007, the Adviser agreed to waive 0.50% of its then 1.00% contractual advisory fees for the Small-Cap Fund to keep its net advisory fees at an annual rate of 0.50%. The waived fees are not subject to recoupment.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS’ fee will be no less than $6,250 per month per Series. Effective November 1, 2002, ALPS has agreed to waive fees to reduce the minimum fee to $4,500 per month per Series, which reduction will continue through October 31, 2007. The waived fees are not subject to recoupment.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Institutional Fund and Stonebridge Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

ADDITIONAL INFORMATION

APRIL 30, 2007

1. SHAREHOLDER TAX INFORMATION (UNAUDITED):

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2006. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2006.

2. PROXY VOTING INFORMATION (UNAUDITED):

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. FUND HOLDINGS (UNAUDITED):

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds’ at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. OTHER (UNAUDITED):

Shareholders individually holding more than 5% of a Fund’s outstanding shares as of April 30, 2007, constituted 8.02% of the Stonebridge Small-Cap Growth - Institutional Fund and 58.80% of the Stonebridge Small-Cap Growth Fund.

The Trust pays a quarterly retainer of $2,500 and $500 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2006 and held until October 31, 2006.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Stonebridge Small-Cap Growth - Institutional Fund(1)

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period *
	11/01/2006	4/30/07	11/01/06 to 4/30/07
Actual Fund Return	$1,000	$1,070	$13.00
Hypothetical Fund Return	$1,000	$1,006	$12.63

* Expenses are equal to the Stonebridge Small-Cap Growth - Institutional Fund’s annualized expense ratio of 2.53%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

(1) Formerly named Stonebridge Growth Fund.

Stonebridge Small-Cap Growth Fund

	Beginning Account	Ending Account	Expense Paid
	Value at	Value at	During Period *
	11/01/2006	4/30/07	11/01/06 to 4/30/07
Actual Fund Return	$1,000	$1,123	$14.54
Hypothetical Fund Return	$1,000	$1,011	$13.78

* Expenses are equal to the Stonebridge Small-Cap Growth Fund’s annualized expense ratio of 2.76%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

TRUSTEES AND OFFICERS

APRIL 30, 2007

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

		Term of Office(2) and	Principal Occupation(s)
		Length of Time Served /	During the Past 5 Years /
Name, Address(1)	Position(s) Held	Number of Funds	Other Directorships(3) Held
& Age	with Funds	Overseen by Trustee	by Trustee
Selvyn B. Bleifer, MD Born 1929	Trustee	Since November 1, 1998 / 2	Physician, Cardiovascular Medical Group / None

Marvin Freedman Born 1925	Trustee	Since November 1, 1998 / 2	Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants / None

Charles Haas Born 1913	Trustee	Since November 1, 1998 / 2	Retired motion picture and television director / None

William Taylor Born 1938	Trustee	Since November 1, 1998 / 2	Managing General Partner, Mountaineer Capital LP, (a venture capital organization) / Director, T.P.L., Inc. (an advanced materials company).

Interested TRUSTEES

Richard C. Barrett, CFA(4) Born 1941	Chairman of the Board, President and Trustee	Since November 1, 1998 / 2	President and Chairman of the Board, Stonebridge Capital Management, Inc. / None

OFFICERS

	Position(s)		Principal Occupation(s)
	Held	Term of Office(2) and	During the Past
Name, Address(1) & Age	with Funds	Length of Time Served	5 Years

Debra L. Newman(5) Born 1955	Vice President, Treasurer and Chief Compliance Officer	Since November 1, 1998	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.

Matthew W. Markatos, CFA, CIC Born 1972	Executive Vice President and Managing Director	Since March 25, 2003	Executive Vice President, Stonebridge Capital Management, February 2000 to present. Note: more than 5 years ago.

Benjamin H. Lowe Born 1978	Secretary	Since September 27, 2005	Senior Fund Accountant, Invesco Funds 2000 - 2003; Senior Fund Accountant, Founders Funds 2003 - 2005; Controller, ALPS Mutual Funds Services, Inc., 2005 to present.

(1)          Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)          Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3)          Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)          Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5)          Mr. Barrett and Ms. Newman are married.

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STONEBRIDGE FUNDS

Officers and trustees

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Charles F. Haas, Trustee

William H. Taylor II, Trustee

Benjamin H. Lowe, Secretary

investment adviser

Stonebridge Capital Management, Incorporated

1801 Century Park East, Suite 1800

Los Angeles, California 90067

administratOr & fund accOuntant

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

distributOr

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

transfer aGent

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, Missouri 64105

custOdian

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

leGal cOunsel

Paul, Hastings, Janofsky & Walker LLP

515 S. Flower Street

Los Angeles, California 90071

independent reGistered
public accOuntinG firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.    Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	July 9, 2007

By:	/s/Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	July 9, 2007